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                                                                  Exhibit 10.16


                   FIRST AMENDMENT TO BALLANTYNE OF OMAHA, INC.
                              1995 STOCK OPTION PLAN


     The Ballantyne of Omaha, Inc., 1995 Stock Option Plan is hereby amended as follows:

          1. The second paragraph of Section 6 of the Plan is hereby amended to read as follows:

          "The maximum aggregate number of Shares that may be issued under the Plan is 1,060,000 Shares; PROVIDED, HOWEVER, that no more than 75,000 Shares shall be awarded to any Participant in any calendar year. The limitations on the number of Shares which may be subject to Options under the Plan shall be subject to adjustment as provided in Section 10(b)."

          2. All other terms, conditions, and provisions of said Plan remain the same.

     DATED this 25th day of June, 1997.

                                     BALLANTYNE OF OMAHA, INC.

                                By:  /s/ John Wilmers
                                     -------------------------------
                                     John Wilmers, President

ATTEST:

/s/ Brad French
---------------------------
Brad French, Secretary

     I hereby certify that the above amendment to the Ballantyne of Omaha, Inc., 1995 Stock Option Plan was approved by the Board of
Directors of the corporation at a special meeting of the Board of Directors duly called and held on the 2nd day of April, 1997, and was approved by the Stockholders of the corporation at the annual meeting of stockholders held on the 10th day of June, 1997.

     DATED at Omaha, Nebraska, this 25th day of June, 1997.


                                     /s/ Brad French
                                     -------------------------------
                                     Brad French, Secretary